Exhibit 99.2

LONE PINE RESOURCES INC. SUITE 1100, 640 - 5TH AVENUE SW CALGARY, ALBERTA T2P 3G4

News Release

Lone Pine Resources Announces Non-Operated Asset Disposition
and Undeveloped Land Continuation at Pointed Mountain in the Liard Basin

CALGARY, ALBERTA, December 19, 2013 — Lone Pine Resources Inc. (“Lone Pine” or the “Company”) today announced the disposition of certain non-operated, minority working interest assets and an update regarding its undeveloped land continuation efforts at Pointed Mountain in the Liard Basin.

Non-Operated Asset Disposition

The Company’s wholly-owned subsidiary, Lone Pine Resources Canada Ltd., has completed the disposition of certain non-operated, minority working interest, oil producing properties located in the Loon area of Northern Alberta for total gross cash proceeds of $7.8 million, subject to normal course closing adjustments. The assets sold had average sales volumes during the last six months of approximately 80 barrels of oil equivalent per day. The transaction closed on December 18, 2013 and Lone Pine used the net proceeds of the sale to reduce indebtedness outstanding under its existing senior secured credit facility.

Undeveloped Land Continuation at Pointed Mountain in the Liard Basin

In connection with its previously-announced land continuation efforts in the Pointed Mountain area of the Liard Basin in the Northwest Territories, and further to its receipt of a commercial discovery declaration from the National Energy Board for natural gas resources contained in the Upper and Lower Besa River shale intervals, Lone Pine has obtained 21-year lease renewals from the Minister of Aboriginal Affairs and Northern Development in accordance with section 62 of the Canada Oil and Gas Lease Regulations.  Lone Pine now holds a 100% operated working interest in approximately 53,000 acres at Pointed Mountain in the Liard Basin under leases with terms to 2033.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Canadian securities laws.  All statements, other than statements of historical facts, that address activities that Lone Pine assumes, plans, expects, believes, projects, aims, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements.  The forward-looking statements provided in this news release are based on management’s current belief, based on currently available information, as to the outcome and timing of future events.  Lone Pine cautions that forward-looking statements may include statements with respect to, among other things: our plans to implement a restructuring and the timing thereof; our future financial condition and results of operations; our access to capital and expectations with respect to liquidity, capital resources and our ability to continue as a going concern; estimates of future capital expenditures; our future revenues, cash flows and expenses; our plans and expectations with respect to the operation of our business and ability to satisfy our obligations during the restructuring; our future business strategy and other plans and objectives for future operations; our future development opportunities and production mix; our outlook on oil, natural gas and natural gas liquids (NGL) prices; the amount, nature and timing of future capital expenditures, including future development costs; our ability to access the capital markets to fund capital and other expenditures; estimates of our oil and natural gas reserves; estimates of our future oil, natural gas and NGL production, including estimates of any increases or decreases in our production; estimates of our average global market capitalization; our assessment of our counterparty risk and the ability of our counterparties to perform their future obligations; the impact of federal, provincial, territorial and local political, legislative, regulatory and environmental developments in Canada, where we conduct business operations, and in the United States; and our estimates of additional costs and expenses we may incur.

These risks relating to Lone Pine include, but are not limited to, our ability to complete a restructuring or alternative transaction, including associated risks such as (i) our ability to negotiate and execute definitive documentation with respect to the restructuring

(including our ability to complete a replacement senior secured credit facility) and obtain Court approval thereof, (ii) the effects of the commencement of the CCAA and Chapter 15 proceedings on us and the interests of various creditors, equity holders and other constituents, (iii) court rulings and the outcomes of the proceedings in general, (iv) the length of time we will operate under the proceedings; (v) risks associated with third party motions in the proceedings, which may interfere with our ability to consummate our restructuring plan, (vi) the potential adverse effects of the proceedings on our liquidity or results of operations, (vii) our ability to execute our business and restructuring plan, (viii) increased legal and other costs related to the proceedings, (ix) our ability to maintain contracts that are critical to our operation and to obtain and maintain normal terms and relationships with our suppliers, other service providers, customers, employees, stockholders and other third parties, and (x) our ability to retain key executives, managers and employees; our ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures and meet working capital needs and our ability to continue as a going concern during the restructuring; the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices; a continuation of depressed natural gas prices; the availability of capital on economic terms to fund our significant capital expenditures and acquisitions; our ability to obtain adequate financing to pursue other business opportunities; our ability to replace and sustain production; a lack of available drilling and production equipment, and related services and labor; increases in costs of drilling, completion and production equipment and related services and labor; unsuccessful exploration and development drilling activities; regulatory and environmental risks associated with exploration, drilling and production activities; declines in the value of our oil and natural gas properties, resulting in ceiling test write-downs; the adverse effects of changes in applicable tax, environmental and other regulatory legislation; a deterioration in the demand for our products; the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures; the risks of conducting exploratory drilling operations in new or emerging plays; intense competition with companies with greater access to capital and staffing resources; the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of our operations; the uncertainty related to the pending litigation against us; and other risks as described in reports that Lone Pine files with the SEC and with Canadian securities regulators, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the other reports that Lone Pine files with the SEC and with Canadian securities regulators. Any of these factors could cause Lone Pine’s actual results and plans to differ materially from those in the forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release, and we undertake no obligation to update this information to reflect events or circumstances after the issuance of this news release, except as required by law.

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Lone Pine Resources Inc. is engaged in the exploration and development of natural gas and light oil in Canada.  Lone Pine’s principal reserves, producing properties and exploration prospects are located in Canada in the provinces of Alberta, British Columbia and Quebec and the Northwest Territories.  For more information about Lone Pine, please visit its website at www.lonepineresources.com.

For further information please contact:

Tim Granger

President & Chief Executive Officer

Tel.: (403) 292-8000

Shane Abel

Vice President, Finance & Chief Financial Officer

Tel.: (403) 292-8000